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                                                                    EXHIBIT 23.1

               CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into the Company's previously filed Registration Statement File Nos. 333-34109, 333-34139, 333-81869 and 333-81891 on Form S-8.


                                  /s/ Arthur Andersen LLP


Orlando, Florida,
     March 29, 2000